UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Altaba Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTABA INC. (NASDAQ: AABA)

140 East 45th Street, 15th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 16, 2018

Notice is hereby given to the holders of shares of common stock, par value $0.001 per share (“Shares”), of Altaba Inc. (the “Fund”) that the annual meeting of stockholders of the Fund (the “Annual Meeting”) will be held at 50 Vanderbilt Avenue, New York, New York on Tuesday, October 16, 2018, at 8:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.

To re-elect the five Director nominees named in the accompanying proxy statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman, and Thomas J. McInerney) to serve until their respective successors shall have been duly elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTORS NOMINATED IN PROPOSAL 1.

The Board has fixed the close of business on August 28, 2018, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Altaba Inc. Annual Meeting of Stockholders to be held on October 16, 2018 so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

Thomas J. McInerney

Chief Executive Officer of the Fund

New York, New York

August 31, 2018

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR ON THE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ALTABA INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 16, 2018. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

ALTABA INC. (NASDAQ: AABA)

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 16, 2018

This proxy statement (“Proxy Statement”) is furnished to the holders of shares of common stock, par value $0.001 per share (“Shares”), of Altaba Inc. (the “Fund”) in connection with the solicitation by the Board of Directors (the “Board”) of the Fund of proxies to be voted at the annual meeting of stockholders of the Fund to be held on Tuesday, October 16, 2018, and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at 50 Vanderbilt Avenue, New York, New York on Tuesday, October 16, 2018, at 8:00 a.m. (Eastern time).

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”).

The Fund will furnish to any stockholder, without charge, a copy of the Fund’s most recent annual report and/or semi-annual report to stockholders upon request. Requests should be directed to the Fund’s Secretary at 140 East 45th Street, 15th Floor, New York, New York 10017 or to Georgeson LLC toll free at 1-866-219-9786.

The Notice of Annual Meeting, this Proxy Statement, the enclosed proxy card and the Important Notice Regarding the Availability of Proxy Materials for the Altaba Inc. Annual Meeting of Stockholders to be held on October 16, 2018 (the “Notice of Internet Availability of Proxy Materials”) are first being sent to the Fund’s stockholders on or about September 4, 2018.

WHY IS A STOCKHOLDER MEETING BEING HELD?

The Shares of the Fund are listed on NASDAQ Global Select Market (“Nasdaq”) and the rules of Nasdaq require the Fund to hold an annual meeting of stockholders to elect Directors each fiscal year.

WHAT PROPOSAL HAS THE BOARD PROPOSED THAT STOCKHOLDERS VOTE ON AT THE ANNUAL MEETING?

(1)

To re-elect the five Director nominees named in this Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman and Thomas J. McInerney) to serve until their respective successors shall have been duly elected and qualified.

WILL MY VOTE MAKE A DIFFERENCE?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

WHO IS ASKING FOR MY VOTE?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Tuesday, October 16, 2018, and any adjournments, postponements or delays thereof, for the purposes stated in the Notice of Annual Meeting.

QUESTIONS AND ANSWERS

HOW DOES THE BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSAL TO RE-ELECT NOMINEES OF THE BOARD?

The Board unanimously recommends that you vote “FOR” each of the Directors nominated to the Board.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing public companies and are familiar with the Fund, its investment strategies and operations and the investment advisers of the Fund. The Board has approved the Director nominees named in this Proxy Statement and believes their re-election is in your best interests as stockholders.

WHO IS ELIGIBLE TO VOTE?

Stockholders of record of the Fund at the close of business on August 28, 2018 (the “Record Date”), are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposal and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

HOW DO I VOTE MY SHARES?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The required control number for Internet and telephone voting is printed on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The control number is used to match proxies with stockholders’ respective accounts and to ensure that, if multiple proxies are executed, Shares are voted in accordance with the proxy bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact Abernathy MacGregor at (212) 371-5999 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Stockholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, exercise discretionary authority to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is deemed a

QUESTIONS AND ANSWERS

“routine” matter under the rules of the NYSE and stockholders who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of such Proposal. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

WHAT VOTE IS REQUIRED TO ELECT A DIRECTOR NOMINEE?

The affirmative vote of a “majority of votes cast” on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Director nominee, unless the election is contested, in which case a plurality of votes cast on the matter at the Annual Meeting at which a quorum is present is necessary. A “majority of votes cast” means that the number of shares voted “for” a Director nominee exceeds the number of votes cast “against” that Director nominee. A “majority of votes cast” is the standard that will apply at the Annual Meeting.

HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

At the close of business on August 28, 2018, the Fund had 605,508,196 Shares outstanding.

Proposal One: Re-Election of Directors

INTRODUCTION

The rules of Nasdaq require the Fund to hold an annual meeting of stockholders to elect Directors each fiscal year. Stockholders of the Fund are being asked to re-elect the five Director nominees named in this Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman, and Thomas J. McInerney) to serve until their respective successors shall have been duly elected and qualified.

COMPOSITION OF THE BOARD OF DIRECTORS

The size of the Fund’s Board is five directors. If all five Director nominees are approved, the Fund’s Board will include the five individuals listed below, four of whom will not be “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 5605(a)(2) of the Nasdaq corporate governance listing standards (the “Independent Directors”), and one of whom will be an “interested person” of the Fund (the “Interested Director”).

Independent Directors	Interested Director
Tor R. Braham	Thomas J. McInerney
Eric K. Brandt
Catherine J. Friedman
Richard L. Kauffman

RE-ELECTION OF DIRECTORS

Each Director nominee, if re-elected at the Annual Meeting, will hold office until his or her respective successor shall have been duly elected and qualified or until he or she resigns or is otherwise removed.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the Director nominees named above. Each Director nominee has consented to serve as a Director of the Fund if re-elected at the Annual Meeting. If a designated Director nominee declines or otherwise becomes unavailable for re-election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Director nominee or nominees.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

DIRECTORS

Certain information concerning the Directors of the Fund is set forth in the table below.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham Year of Birth: 1957	Director	Director Since June 2017	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012.	Yahoo! Inc. from April 2016 to June 2017; Viavi Solutions Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016.
Eric K. Brandt Year of Birth: 1962	Chairman of the Board; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016.	Yahoo! Inc. from March 2016 to June 2017; MC10, Inc. from March 2016 to February 2018; Lam Research Corporation; Dentsply Sirona Inc.; Macerich.
Catherine J. Friedman Year of Birth: 1960	Director	Director Since June 2017	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006.

Yahoo! Inc. from March 2016 to June 2017; Innoviva, Inc. (formerly Theravance, Inc.); Radius Health, Inc.; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; EnteroMedics Inc. from May 2007 to May 2016.

Richard L. Kauffman Year of Birth: 1955	Director	Director Since August 2017	Chairman of Energy & Finance for New York State since February 2013; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013.	New York State Energy Research and Development Agency Board; Levi Strauss & Co. from December 2009 to August 2011; The Wallace Foundation.
INTERESTED DIRECTOR:
Thomas J. McInerney Year of Birth: 1964(3)	Chief Executive Officer; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012.	Yahoo! Inc. from April 2012 to June 2017; HSN, Inc. from August 2008 to December 2017; Interval Leisure Group, Inc. from August 2008 to August 2018; Match Group, Inc.

(1)	The business address of each Director is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2)	Time served as a Director of the Fund. If re-elected, each Director will serve until his or her respective successor is duly elected and qualified.

(3)	Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he is an officer of the Fund.

Director Qualifications

Set forth below is a brief biographical description of each person that is a Director nominee. The primary experience, qualifications, attributes and skills of each Director are also described in the following paragraphs.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

Independent Directors

Tor R. Braham has served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction (as defined below) in June 2017. He served as a member of Board of Directors of Yahoo! Inc. (“Yahoo”) from April 2016 to the closing of the Sale Transaction. Mr. Braham served as Managing Director and Global Head of Technology Mergers and Acquisitions for Deutsche Bank Securities Inc., an investment bank, from 2004 until November 2012. From 2000 to 2004, he served as Managing Director and Co-Head of West Coast U.S. Technology, Mergers and Acquisitions for Credit Suisse First Boston, an investment bank. Prior to that role, Mr. Braham served as an investment banker with Warburg Dillon Read LLC, and as an attorney at Wilson Sonsini Goodrich & Rosati. Mr. Braham currently serves as a member of the board of directors of Viavi Solutions Inc., a network and service enablement and optical coatings company. He previously served on the boards of directors of NetApp, Inc., a computer storage and data management company, from September 2013 to March 2016 and Sigma Designs, Inc., an integrated circuit provider for the home entertainment market, from June 2014 to August 2016. The Fund will benefit from his mergers and acquisitions experience and knowledge of the technology industry gained through his experience as an investment banker and legal advisor to technology companies.

Eric K. Brandt has served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. He served as a member of Yahoo’s Board of Directors from March 2016 to the closing of the Sale Transaction and was elected Chairman of Yahoo’s Board of Directors in January 2017. Mr. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Corporation (“Broadcom”), a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as Broadcom’s Senior Vice President and Chief Financial Officer from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as President and Chief Executive Officer of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately held global business consulting firm, most recently serving as Vice President and Partner. Mr. Brandt is a director of Lam Research Corporation, a wafer fabrication equipment company, Dentsply Sirona Inc., a dental products company, and Macerich, a fully integrated real estate investment trust focused on the acquisition, leasing, management, development and redevelopment of high-end regional malls throughout the United States. The Fund will benefit from his financial expertise, including as a chief financial officer of a public company, his mergers and acquisitions experience, and his public company board experience.

Catherine J. Friedman served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. She served as a member of Yahoo’s Board of Directors from March 2016 to the closing of the Sale Transaction. Ms. Friedman has been an independent financial consultant serving public and private companies in the life sciences industry since 2006. Prior to that, Ms. Friedman held numerous positions over a 23-year investment banking career with Morgan Stanley, including Managing Director from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice from 1993 to 2006. Ms. Friedman is a member of the boards of directors of Innoviva, Inc. (formerly Theravance, Inc.), a royalty management company specializing in respiratory assets, and Radius Health, Inc., a biopharmaceutical company. She previously served as a member of the boards of directors of EnteroMedics Inc., a medical device company, from May 2007 to May 2016, XenoPort, Inc., a biopharmaceutical company, from September 2007 to July 2016, and GSV Capital Corp., a publicly traded business development company, from March 2013 to March 2017. The Fund will benefit from her financial and transactional experience, her leadership experience, and her public company board experience.

Richard L. Kauffman has served as a member of the Fund’s Board of Directors since August 2017. Since February 2013, Mr. Kauffman has been the Chairman of Energy & Finance for New York State, overseeing and managing New York State’s entire energy portfolio, and since June 2013 he has also served as Chair of the New York State Energy Research and Development Agency Board. Prior to joining the state administration, Mr. Kauffman worked in energy and finance at some of the nation’s highest levels, most recently serving as senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013. Prior to his public service career, from September 2006 through August 2010, he was chief executive officer of Good Energies, Inc., a leading investor in clean energy technologies. From July 2004 through September 2006, Mr. Kauffman was a partner of Goldman Sachs where he chaired the Global Financing Group; and from May 1993 to July 2004, he worked at Morgan Stanley, most recently as vice chairman of Morgan Stanley’s Institutional Securities Business and co-head of its Global Banking Department. Mr. Kauffman has served as chairman of the board of Levi Strauss &

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

Co., where he was also chair of the finance committee. He has also served on the boards of several nonprofit organizations, including the Brookings Institution and the Wildlife Conservation Society, and is currently a member of the board of The Wallace Foundation. He is a member of the Council on Foreign Relations. The Fund will benefit from his corporate and government leadership experience, his expertise in finance, and his public company board experience.

Interested Director

Thomas J. McInerney served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. He served as a member of Yahoo’s Board of Directors from April 2012 to the closing of the Sale Transaction. Mr. McInerney served as Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp (“IAC”), an Internet company, from January 2005 to March 2012. From January 2003 through December 2005, he also served as Chief Executive Officer of the retailing division of IAC (which included HSN, Inc. and Cornerstone Brands). From May 1999 to January 2003, Mr. McInerney served as Executive Vice President and Chief Financial Officer of Ticketmaster, formerly Ticketmaster Online-CitySearch, Inc., a live entertainment ticketing and marketing company. From 1986 to 1988 and from 1990 to 1999, Mr. McInerney worked at Morgan Stanley, a global financial services firm, most recently as a Principal. Mr. McInerney was a member of the board of directors of HSN, Inc., an interactive multichannel retail company, from August 2008 until December 2017, and of Interval Leisure Group, Inc., a provider of membership and leisure services to the vacation industry, from August 2008 until August 2018. He currently serves on the board of directors of Match Group, Inc., an online dating resource. The Fund will benefit from his corporate leadership experience, his expertise in finance, restructuring, mergers and acquisitions and operations and his public company board and committee experience.

The Board’s Leadership Structure

Eric K. Brandt, an Independent Director, is currently the Chairman of the Board. The Board has determined that having an Independent Director serve as the non-executive Chairman of the Board is in the best interests of stockholders of the Fund because it allows the Chairman to focus on the effectiveness and independence of the Board while the Chief Executive Officer focuses on executing the Fund’s strategy and managing the Fund’s operations and performance.

Audit Committee

Tor R. Braham, Eric K. Brandt, and Richard L. Kauffman, who are Independent Directors, serve on the Audit Committee of the Fund (the “Audit Committee”). Mr. Brandt serves as chair of the Fund’s Audit Committee. The overall purpose of the Fund’s Audit Committee is to oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements.

The Fund’s Audit Committee generally is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund, overseeing the audit of the Fund’s financial statements, and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Board has determined that each of Mr. Brandt and Mr. Kauffman qualifies as an “audit committee financial expert” within the meaning of SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards.

Compensation Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Compensation Committee of the Fund (the “Compensation Committee”). Ms. Friedman serves as the chair of the Fund’s Compensation Committee. The primary purpose of the Fund’s Compensation Committee is to oversee the Fund’s compensation and employee benefit plans and practices. The Fund’s Compensation Committee is generally responsible for reviewing the Fund’s compensation and benefits

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

plans, reviewing and approving the compensation levels of executive officers, reviewing and approving employment, severance or termination arrangements, establishing stock ownership guidelines and reviewing and recommending to the Board any changes in the compensation paid to the Fund’s non-employee directors.

Nominating Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Nominating and Corporate Governance Committee of the Fund (the “Nominating Committee”). Mr. Brandt serves as the chair of the Fund’s Nominating Committee. The Nominating Committee is generally responsible for identifying and recommending individuals qualified to serve as directors of the Fund, advising on matters related to board composition, procedures and committees, assessing the appropriateness of a Director nominee who does not receive a “majority of votes cast” in an uncontested election, assessing the appropriateness of a Director who retires or experiences a change in his or her principal occupation, employer, or principal business affiliation, and overseeing the annual self-assessment of each individual Director’s performance and the annual evaluation of the Board and its committees.

Consideration of Director Candidates

The Fund’s Nominating Committee is generally responsible for identifying and recommending individuals qualified to serve as directors of the Fund, advising on matters related to board composition, procedures and committees, assessing the appropriateness of a director nominee who does not receive a “majority of votes cast” in an uncontested election, assessing the appropriateness of a director who retires or experiences a change in his or her principal occupation, employer, or principal business affiliation, and overseeing the annual self-assessment of each individual director’s performance and the annual evaluation of the Board of Directors and its committees. The Fund’s Nominating Committee also considers Director candidates recommended by stockholders. In considering Director candidates, whether submitted by management, members of the Board, stockholders, or other persons, the Fund’s Nominating Committee will consider the qualifications and suitability of the candidate, and with regard to a candidate submitted by a stockholder, may also consider the number of shares of the Fund’s common stock held by the recommending stockholder and the length of time that such shares have been held.

To have a candidate considered by the Fund’s Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

•

the name of the stockholder and evidence of the stockholder’s ownership of the Fund’s common stock, including the number of shares of the Fund’s common stock owned and the length of time of ownership; and

•

the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund and the candidate’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board.

The Fund’s Nominating Committee may require additional information as it deems reasonably required to determine the eligibility of the Director candidate to serve as a member of the Board.

The stockholder recommendation and information described above must be sent to the chair of the Nominating Committee in care of the Fund’s Secretary at 140 East 45th Street, 15th Floor, New York, New York 10017. Please see “Deadline for Stockholder Proposals” below for information regarding nominations of candidates to be considered by the Fund’s Nominating Committee for nomination to the Board at the 2019 annual meeting of stockholders.

Pursuant to its charter, the Fund’s Nominating Committee’s criteria for evaluating potential candidates will be consistent with the Board’s criteria for selecting new Directors. Such criteria will include the possession of such knowledge, experience, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, and understanding of the Fund’s business environment as may enhance the Board’s ability to manage and direct the affairs and business of the Fund and, when applicable,

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

the ability of Board committees to fulfill their duties, considered in the context of the Nominating Committee’s assessment of the perceived needs of the Board at that time. The Fund’s Nominating Committee may also take into account, as applicable, the satisfaction of any independence requirements imposed by any applicable laws, regulations or rules and the Corporate Governance Guidelines.

While the Fund’s Nominating Committee will not have formal objective criteria for determining the diversity desired or represented on the Board, the committee will also consider and assess the effect that potential candidates may have on Board diversity (which may include, among other things, an assessment of gender, age, race, national origin, education, professional experience, and differences in viewpoints and skills) when evaluating the Board’s composition and recommending candidates for nomination.

In connection with the Fund’s Nominating Committee’s consideration of a potential Director candidate, the Fund’s Nominating Committee may also collect and review publicly available information regarding the person to assess the suitability of the candidate and determine whether the person should be considered further. If the Fund’s Nominating Committee determines that the candidate warrants further consideration, the chair or another member of the Fund’s Nominating Committee may contact the candidate. Generally, if the candidate expresses a willingness to be considered and to serve on the Board, the Fund’s Nominating Committee may request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate and members of the committee or other members of the Board. The Fund’s Nominating Committee may consider all this information in light of information regarding other candidates that the Fund’s Nominating Committee is evaluating for membership on the Board. In certain instances, members of the Fund’s Nominating Committee or Board may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate’s accomplishments. The Fund’s Nominating Committee’s evaluation process will not vary based on the source of a recommendation of a candidate, although, as stated above, in the case of a candidate recommended by a stockholder, the Board may take into consideration the number of shares of the Fund’s common stock held by the recommending stockholder and the length of time that such shares have been held.

Board and Committee Meetings

Information regarding the number of meetings of the Board, Audit Committee, Nominating Committee, and Compensation Committee of the Fund during the fiscal year ended December 31, 2017 and after the closing of the Sale Transaction1 and the Board was reconstituted as the Board of the Fund is set forth in the table below:

Board Meetings	Audit Committee Meetings	Nominating Committee Meetings	Compensation Committee Meetings
6	3	2	3

Each Director attended at least 75% of the meetings of the Board (and any committee thereof on which he or she serves) held since the closing of the Sale Transaction and the Board was reconstituted as the Board of the Fund. It is the Fund’s policy to encourage Directors to attend annual stockholders’ meetings.

Board’s Role in Risk Oversight

The Board, as a whole and through its committees, serves an active role in overseeing management of the Fund’s risks. The Fund’s officers are responsible for day-to-day risk management activities. The Fund’s full Board monitors risks

[1]

On June 13, 2017, Yahoo sold its operating assets to Verizon Communications Inc. (the “Sale Transaction”). Following the Sale Transaction, Yahoo changed its name to Altaba Inc. and was required to register as an investment company under the 1940 Act. We refer to the Fund prior to the Sale Transaction as “Yahoo” and only count the Fund meetings and not Yahoo meetings for purposes of this Proxy Statement.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

through regular reports from each of the committee chairs, the Chief Executive Officer and the Chief Compliance Officer, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. The Board and each committee thereof oversees risks associated with their respective areas of responsibility, as summarized below. The Independent Directors of the Fund meet in regularly scheduled sessions without management. The Chair of the Board chairs the executive sessions of the Board.

The Audit Committee reviews risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosures, internal control over financial reporting, and credit and liquidity matters, programs and policies relating to legal compliance and strategy, and the Fund’s operational infrastructure, particularly reliability, business continuity and capacity. The Fund’s Audit Committee meets with key management personnel and representatives of outside advisers as required. The Audit Committee’s Charter is available on the Fund’s website at www.altaba.com.

The Compensation Committee discusses and reviews compensation arrangements for the Fund’s executive officers and other compensation programs to avoid incentives that would promote excessive risk-taking that are reasonably likely to have a material adverse effect on the Fund. The Compensation Committee’s Charter is available on the Fund’s website at www.altaba.com.

The Nominating Committee oversees risks associated with operations of the Board and its governance structure. The Nominating Committee’s Charter is available on the Fund’s website at www.altaba.com.

The Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks with respect to the Fund and therefore do not materially affect its choice of leadership structure as described under “The Board’s Leadership Structure” above.

Director Communications

Stockholders and other interested parties may contact the Board or any Director by mail. To communicate with the Board or any Director, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund at 145 East 45th Street, 15th Floor, New York, New York 10017.

Director Beneficial Ownership of Securities

The table below indicates the dollar range of equity securities of the Fund owned by the Directors as of July 31, 2018:

Dollar Range of Equity Securities in the Fund
INDEPENDENT DIRECTORS:
Tor R. Braham	Over $100,000
Eric K. Brandt	Over $100,000
Catherine J. Friedman	None
Richard L. Kauffman	None
INTERESTED DIRECTOR:
Thomas J. McInerney	Over $100,000

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

The table below indicates the number of Shares of the Fund owned by the Directors as of July 31, 2018. As of July 31, 2018, each Director, and the Directors as a group, owned less than 1% of the outstanding Shares of the Fund.

Shares of the Fund Owned
INDEPENDENT DIRECTORS:
Tor R. Braham	9,434
Eric K. Brandt	8,545
Catherine J. Friedman	0
Richard L. Kauffman	0
INTERESTED DIRECTOR:
Thomas J. McInerney	45,862

Director Compensation

As compensation for serving on the Board, each Independent Director receives an annual retainer of $350,000 and the chair of the Board receives an additional retainer of $80,000 for his or her additional services in this capacity. Each Independent Director receives reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chair of the Fund’s Audit Committee receives an annual retainer of $40,000 and each Audit Committee member receives an annual retainer of $20,000 for their additional services in these capacities. The chair of any other committee receives an annual retainer of $25,000 and each member of any other committee receives an annual retainer of $10,000 for their additional services in these capacities. All amounts are paid quarterly, subject to any deferred retainer amounts (described below), and amounts will be pro-rated for partial periods of service.

Each Independent Director eligible to participate in the Fund’s Long-Term Deferred Compensation Plan (the “Plan”) will defer at least 50% (and up to 100%) of his or her annual retainer fees earned during the period following his or her deferral election and up to the third anniversary of the Fund’s 2017 annual stockholder meeting. The amounts deferred will be subject to increase in accordance with the same performance goals as apply to the incentive awards granted to executive officers and will become payable in accordance with the terms of the Plan (each as described below). The compensation deferred by each Independent Director eligible to participate in the Plan may increase by as much as four times the amount originally deferred by the respective Independent Director in the event the discount at which the Fund’s common stock trades is reduced to at least 14.7% from the Plan’s baseline discount of 27.2%. As of August 28, 2018, Mr. Kauffman is not eligible to participate in the Plan but may defer a portion of his compensation at such time as he becomes eligible to make deferrals at the discretion of the Compensation Committee and in accordance with the terms of the Plan and the applicable deferral election form.

In addition, the Fund maintains directors’ and officers’ liability insurance on behalf of its directors and officers. Interested Directors receive no additional compensation for serving on the Board.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

The following table provides information regarding estimated compensation to be received by each Director for the current fiscal year. The Fund is not part of a “fund complex” and therefore only aggregate estimated compensation from the Fund is shown.

Director	Estimated Aggregate Compensation from the Fund(1)
INDEPENDENT DIRECTORS:
Tor R. Braham	$370,000
Eric K. Brandt	$505,000
Catherine J. Friedman	$385,000
Richard L. Kauffman(2)	$370,000
INTERESTED DIRECTOR:
Thomas J. McInerney(3)	$0

(1)

For the Independent Directors, amounts shown include estimated retainers and committee fees as described below and amounts deferred pursuant to the Plan as described above. The Fund does not accrue or pay retirement or pension benefits or provide health benefits to Independent Directors as of the date hereof. Because the Fund has not completed a full fiscal year as a registered investment company or with its current management team and compensation arrangements, amounts shown are based on estimates for the current fiscal year. The aggregate compensation, including amounts deferred pursuant to the Plan, from the Fund for the Fund’s initial fiscal year from June 16, 2017 through December 31, 2017 was $202,280, $276,085, $213,697 and $143,777 for Mr. Braham, Mr. Brandt, Ms. Friedman and Mr. Kauffman, respectively.

(2)	Mr. Kauffman has determined to donate his director compensation to charity.

(3)	See table below under “Officer Compensation” for compensation paid to Mr. McInerney as Chief Executive Officer. Mr. McInerney receives no additional compensation for serving on the Board of the Fund.

EXECUTIVE OFFICERS

The following information relates to the executive officers of the Fund who are not listed above under Directors.

Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
Arthur Chong Year of Birth: 1953	General Counsel and Secretary	Since June 2017

General Counsel and Secretary of Yahoo from March 2017 through the closing of the Sale Transaction; Outside Legal Advisor to Yahoo from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016.

Alexi A. Wellman Year of Birth: 1970	Chief Financial and Accounting Officer	Since June 2017

Vice President, Global Controller of Yahoo from October 2015 through the closing of the Sale Transaction; Vice President, Finance of Yahoo from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013.

DeAnn Fairfield Work Year of Birth: 1969	Chief Compliance Officer	Since June 2017

Outside Legal Advisor to Yahoo from December 2016 through the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

(1)	The business address of each officer of the Fund is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2)	Time served as an officer of the Fund. Each officer serves at the pleasure of the Fund’s Board.

OFFICER COMPENSATION

The following table provides information regarding the aggregate compensation for each of the Fund’s three highest paid officers who are estimated to receive compensation from the Fund in excess of $60,000 for the current fiscal year. The Fund is not part of a “fund complex” and therefore only aggregate estimated compensation from the Fund is shown.

Officer	Estimated Aggregate Compensation from the Fund(1)
Thomas J. McInerney, Chief Executive Officer and Director(2)	$4,024,500
Arthur Chong, General Counsel and Secretary	$2,024,500
Alexi A. Wellman, Chief Financial and Accounting Officer	$893,500

(1)

Because the Fund has not completed a full fiscal year as a registered investment company or with its current management team and compensation arrangements, amounts shown are based on estimates for the current fiscal year. Amounts shown represent estimated direct salaries and estimated targeted annual incentive awards to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan, as described below under “Officer Compensation” assuming the Fund had a full fiscal year of operations. The amounts shown in the Compensation Table also include the Fund’s matching contributions made to each officer’s account under the Fund’s 401(k) plan equal to $24,500, $24,500 and $18,500 for Mr. McInerney, Mr. Chong and Ms. Wellman respectively. Estimated compensation for the fiscal year ended December 31, 2018 assumes that bonuses are paid at 100% of target under the Fund’s Short-Term Incentive Plan (“STIP”). Actual bonuses paid may be greater or less than this amount as the Fund’s Compensation Committee will determine payouts based upon achievement of 2018 performance goals. The Fund does not accrue pension benefits to officers as of the date hereof. The aggregate compensation, including bonuses under the STIP for 2017 paid in 2018, from the Fund for the Fund’s initial fiscal year from June 16, 2017 through December 31, 2017 was $3,723,287, $2,100,000 and $750,211 for Mr. McInerney, Mr. Chong and Ms. Wellman, respectively.

(2)	Reflects compensation payable to Mr. McInerney in consideration of his services provided to the Fund as its Chief Executive Officer.

Each of the officers listed in the table above has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney – $2 million, Mr. Chong – $1 million, and Ms. Wellman – $500,000. Each such officer will be eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney – 100%, Mr. Chong – 100%, and Ms. Wellman – 75%.

Long-Term Deferred Incentive Compensation. Each officer disclosed in the table above is eligible for grants of deferred compensation incentive awards governed by the terms of the Plan. The deferred amounts payable to each officer under the Plan are based on attainment of performance targets pre-established by the Compensation Committee. The Plan provides for the value of payments that each officer may receive based on attainment of the pre-established performance targets, as set forth in the award agreement, and subject to the terms of the Plan. In August 2017, the Compensation Committee approved the grants of initial deferred compensation incentive awards to certain officers and key employees of the Fund, including the officers listed in the table above. Mr. McInerney’s deferred compensation incentive award will have an

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

initial value of $6 million, which may result in payments of between $0 and $24 million; Mr. Chong’s deferred compensation incentive award will have an initial value of $3 million, which may result in payments of between $0 and $12 million; and Ms. Wellman’s deferred compensation incentive award will have an initial value of $1.5 million, which may result in payments of between $0 and $6 million. Each deferred compensation incentive award is subject to a three-year vesting schedule, commencing on June 13, 2017, which may accelerate upon an involuntary termination or change in control.

Severance Benefits. In the event an officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

401(k) and Other Benefits. Each officer in the table above is also eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $18,500 ($24,500 for Mr. McInerney and Mr. Chong) (subject to increase in the event that the employee makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1/2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

There are no arrangements or understandings between any of Mr. McInerney, Mr. Chong or Ms. Wellman and any other person pursuant to which he or she was selected as an executive officer of the Fund, and there are no family relationships between any of Mr. McInerney, Mr. Chong, or Ms. Wellman and any of the Fund’s other directors, executive officers or persons nominated or chosen by the Fund to become a director or executive officer. None of Mr. McInerney, Mr. Chong or Ms. Wellman has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except in connection with his or her previous employment with Yahoo as set forth in this section.

VOTING STANDARD

The affirmative vote of a “majority of votes cast” on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Director nominee, unless the election is contested, in which case a plurality of votes cast on the matter at the Annual Meeting at which a quorum is present is necessary. A “majority of votes cast” means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the stockholder or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, will have no effect on the outcome of the vote on a Director nominee. The holders of the Shares will have equal voting rights (i.e., one vote per Share).

BOARD RECOMMENDATION

The Board unanimously recommends that stockholders vote “FOR” each of the Directors nominated to the Board.

Audit And Other Fees

The Independent Directors have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of the Fund for the Fund’s current fiscal year. A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund.

Audit Fees. The aggregate fees billed to the Fund by PwC for professional services rendered for the audit of the Fund’s financial statements for the fiscal year ended December 31, 2017 is $1.5 million. The aggregate fees billed to Yahoo by PwC for professional services rendered for the audit of Yahoo’s financial statements for the period ending June 15, 2017 and the fiscal year ended December 31, 2016 are $3.8 million and $6.9 million, respectively.

Audit-Related Fees. The aggregate fees billed by PwC and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s financial statements (such fees relate to services rendered) for the fiscal year ended December 31, 2017 is $0 million. PwC did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee. The aggregate fees billed by PwC and approved by the Audit Committee of Yahoo for assurance and related services reasonably related to the performance of the audit of Yahoo’s financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Yahoo’s registration statements, comfort letters and consents) for the period ending June 15, 2017 and the fiscal year ended December 31, 2016 are $0 million and $0 million, respectively. PwC did not perform any other assurance and related services that were required to be approved by Yahoo’s Audit Committees.

Tax Fees. The aggregate fees billed by PwC and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by PwC in connection with the Fund’s mergers and acquisitions) for the fiscal year ended December 31, 2017 is $0 million. PwC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee. The aggregate fees billed by PwC and approved by the Audit Committee of Yahoo for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by PwC in connection with Yahoo’s mergers and acquisitions) for the period ending June 15, 2017 and the fiscal year ended December 31, 2016 are $0.2 million and $0.6 million, respectively. PwC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by Yahoo’s Audit Committee.

All Other Fees. There were no other fees billed to the Fund for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the fiscal year ended December 31, 2017. There were no other fees billed to Yahoo for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the period ending June 15, 2017 and the fiscal year ended December 31, 2016.

Aggregate Non-Audit Fees. There were no other aggregate non-audit fees billed to the Fund for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the fiscal year ended December 31, 2017. There were no other aggregate non-audit fees billed to Yahoo for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the period ending June 15, 2017 and the fiscal year ended December 31, 2016.

Audit Committee Pre-Approval Policies and Procedures

Statement of Principles

The Audit Committee of the Board is required to pre-approve all audit and permitted non-audit engagements and relationships between the Fund and its independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of

AUDIT AND OTHER FEES

Regulation S-X). The Audit Committee Pre-Approval Policies and Procedures for Non-Audit Services (the “Policies”) are intended to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditor is pre-approved in accordance with the terms of the Policies, it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The Policies describe the audit, audit-related, tax and other services that have been pre-approved. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee directed that the Policies, a list of the pre-approved services, and all pre-approval documents be maintained with the books and records of the Fund.

Audit Services

The terms and fees of the annual audit services engagement for the Fund are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement specifically approved by the Audit Committee, examples of such services are annual financial statement audits and SEC and regulatory filings and consents. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Fund structure or other matters. Other audit services for the Fund must be specifically pre-approved by the Audit Committee.

Audit-Related Services

Audit-related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Fund or that are traditionally performed by the independent auditor. Examples of such services are accounting consultations, other accounting related matters, agreed upon procedures reports and attestation reports, and other internal control reports. Other audit-related services must be specifically pre-approved by the Audit Committee.

Tax Services

The Audit Committee believes that the independent auditor can provide tax services such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. Other tax services include tax compliance services related to Federal, state and local income tax compliance, regulated investment company qualification reviews, tax distribution analysis and planning, tax authority examination services, tax appeals support services, accounting methods studies and tax compliance, planning and advice services and related projects. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code of 1986 and related regulations. Other tax services must be specifically pre-approved by the Audit Committee.

All Other Services

All other services must be specifically pre-approved by the Audit Committee.

General Pre-Approval Limits

Additionally, the Audit Committee has pre-approved those services, which fall into one of the categories of services listed above and for which the estimated fees are less than $25,000. For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Audit Committee is authorized to pre-approve such services on behalf of the Audit Committee. Services with estimated fees of $50,000 or more require pre-approval by the Audit Committee.

Procedures

Requests or applications to provide the services listed above that require approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the chief financial officer of the Fund, and must include a

AUDIT AND OTHER FEES

joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.

The independent auditor or the chief financial officer of the Fund shall report to the Audit Committee at each of its regular meetings all audit, audit-related, tax and other services initiated since the last such report. The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

Additional Information

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

Quorum. With respect to the Fund, the holders of a majority of the Shares issued and outstanding and entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the stockholders for purposes of conducting business on such matter. Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the stockholder or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date. The Board has fixed the close of business on August 28, 2018, as the Record Date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The required control number for Internet and telephone voting is printed on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The control number is used to match proxies with stockholders’ respective accounts and to ensure that, if multiple proxies are executed, Shares are voted in accordance with the proxy bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Stockholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact Abernathy MacGregor at (212) 371-5999 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting. Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, exercise discretionary authority to vote if no

ADDITIONAL INFORMATION

instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal to re-elect Directors of the Fund is deemed a “routine” matter under the rules of the NYSE and stockholders who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of such Proposal. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

The Fund will update certain data regarding the Fund, including performance data, on a monthly basis on its website at www.altaba.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, serves as the Fund’s administrator pursuant to an administration agreement. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

PRINCIPAL STOCKHOLDERS

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as set forth below:

Stockholder Name and Address*	Class of Shares	Share Holdings	Percentage Owned
David Filo David Filo 1998 Revocable Trust U/A DTD 06/12/1998 701 First Avenue Sunnyvale, California 94089	Common Stock	60,623,562	10.01%
Canyon Capital Advisors, LLC 2000 Avenue of the Stars, 11th Floor Los Angeles, CA 90067	Common Stock	43,603,522	7.20%
TCI Fund Management Limited Christopher Hohn 7 Clifford Street London, W1S 2FT, United Kingdom	Common Stock	39,882,103	6.59%

*	The information contained in this table is based on the Fund’s review of Schedule 13D, Schedule 13G and other regulatory filings made on or before August 28, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require the Fund’s officers and Directors, certain officers of the Fund’s investment advisers, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and Nasdaq. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner.

ADDITIONAL INFORMATION

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to only those employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Fund’s 2019 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Fund at the Fund’s principal executive offices by May 7, 2019.

Stockholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2019 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2019 annual meeting in accordance with the Fund’s Bylaws. The Fund’s Bylaws require compliance with certain procedures for a stockholder to properly make a nomination for election as a Director or to propose other business for the Fund. If a stockholder who is entitled to do so under the Fund’s Bylaws wishes to nominate a person or persons for election as a Director or propose other business for the Fund, that stockholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the Fund’s Bylaws, which include the provisions regarding the requirements for stockholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 140 East 45th Street, 15th Floor, New York, New York 10017. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s Bylaws. Notice of any such business must be in writing and received at the Fund’s principal executive office between June 18, 2019 and July 18, 2019.

EXPENSES OF PROXY SOLICITATION

The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Fund. Certain officers of the Fund or its respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson LLC, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Georgeson LLC is approximately $3,000.

OTHER MATTERS

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chair of the Annual Meeting may also move for an adjournment of to permit further solicitation of proxies with respect to a Proposal if he or she determines that adjournment and further solicitation are reasonable and in the best interests of the applicable Fund’s stockholders. Any adjourned meeting or meetings may be held without the necessity of another notice.

Please vote promptly by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided or via telephone or the Internet pursuant to the instructions on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials so you will be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 16, 2018

This Proxy Statement is available on the Internet at www.envisionreports.com/AABA.

IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. C123456789 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 2:00 A.M., Eastern Time, on October 16, 2018. Vote by Internet • Go to www.envisionreports.com/AABA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Annual Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A The Fund’s Board of Directors recommends a vote “FOR” each of the nominees listed below. 1. Election to the Board of Directors of the five director nominees listed below to serve until their respective successors shall have been elected and qualified. For Against Abstain 01 - Tor R. Braham 02 - Eric K. Brandt 03 - Catherine J. Friedman 04 - Richard L. Kauffman 05 - Thomas J. McInerney In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, AND C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T 1UP X 3 8 8 0 7 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02WDLB

RECEIVE FUTURE ALTABA INC. PROXY MATERIALS VIA THE INTERNET! Receive future Altaba Inc. annual reports and proxy materials in electronic form rather than in printed form. Next year when the annual report and proxy materials are available, we will send you an email with instructions which will enable you to review the materials online. To consent to electronic delivery, visit www-us.computershare.com/Investor, or while voting via the Internet, just click the box to give your consent. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALTABA INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held on October 16, 2018 The undersigned stockholder of Altaba Inc. (the “Fund”), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 31, 2018, and hereby appoints Thomas J. McInerney and Arthur Chong, and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 annual meeting of stockholders of the Fund to be held on Tuesday, October 16, 2018, at 8:00 a.m., local time, at The Yale Club, located at 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1. CONTINUED ON REVERSE SIDE B Non-Voting Items: Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the annual meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, AND C ON BOTH SIDES OF THIS CARD.